TACTICAL FUTURES STRATEGY FUND CLASS A shares: SCOTX CLASS I shares: SCOIX 1-866-CMG-9456 www.cmgmutualfunds.com

Summary Prospectus

August 28, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated August 28, 2014, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.cmgmutualfunds.com/prospectuses. You can also obtain these documents at no cost by calling 1-866-CMG-9456 or by sending an email request to OrderCMGFunds@geminifund.com.

Investment Objective: The Fund's investment objective is to generate capital appreciation in rising and falling markets.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 25 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	CLASS A SHARES	CLASS I SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.40%	0.10%
Other Expenses	0.50%	0.50%
Acquired Fund Fees(1)	0.10%	0.10%
Total Annual Fund Operating Expenses	2.50%	2.20%

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Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  Acquired Fund Fees and Expenses are the average indirect costs of investing in other investment companies (the "Underlying Funds").  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5Years	10 Years
Class A	$814	$1,309	$1,829	$3,248
Class I	$223	$688	$1,180	$2,534

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to generate capital appreciation in rising and falling markets using two principal strategies:

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Tactical Long Short Investment Strategy

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Fixed Income Investment Strategy

Using the tactical long short investment strategy, the Fund actively trades Standard & Poor's 500 Index (“S&P 500 Index”) futures contracts.  These futures contracts are used as a substitute for investing in the stocks that compose the S&P 500 Index.  The objective is to generate capital appreciation by investing, long or short, in positions linked to the S&P 500 Index using a proprietary quantitative investment model.  The model is designed to identify long, intermediate and short term trends in the S&P 500 Index.  This strategy attempts to generate high probability-of-profit trades, typically with a holding period of one to three days.  If the strategy identifies positive price (Bullish) trends across these time frames, the strategy will invest long on a levered basis targeting 200% of the S&P 500 Index.  If the strategy identifies negative price (Bearish) trends across these time frames, the strategy will invest short on a levered basis targeting 200% of the inverse S&P 500 Index.  The strategy also utilizes certain indicators to identify periods of market dislocation that can result in high probability-of-profit trades.  Specifically, when a high volume of stock trades occur at ever-higher prices, an overbought condition is indicated; or when a high volume of stock trades occur at ever-lower prices, an oversold condition is indicated.  The Fund may engage in trades based on these indicators in an attempt to profit from mean reverting (back to the average) price movements in the S&P 500 Index, independent of the core trend model.

During periods when the model’s trends are not aligned, absent of a trade signal, the strategy will signal investing in fixed income investments.  The Fund invests in a variety of investment grade fixed income securities that are not expected to have returns that are highly correlated to the general equity market or the Fund’s tactical long short investment strategy.  The Fund defines fixed income securities to include: bills, notes, debentures, bonds and other evidences of indebtedness issued of the U.S. Government, its agencies and instrumentalities, state and local political subdivisions, corporations and other business entities.  The Fund defines investment grade fixed income securities as those rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or, if unrated, determined to be of comparable quality.  The Fund's fixed income strategy is designed to generate interest income, capital appreciation and to diversify returns from those of the tactical long short investment strategy.  To control interest rate risk, the Fund maintains an average fixed income portfolio maturity that ranges between short-term, (less than 1 year) and intermediate-term (4-7 years).  However, the Fund purchases individual fixed income securities of any maturity.  The Fund’s adviser, CMG Capital Management Group, Inc., (the “Adviser”) seeks to reduce volatility, in part, by keeping the Fund's fixed income portfolio average maturity below a maximum of seven years, which can reduce sensitivity to capital losses caused by rising interest rates.  The Adviser sells fixed income securities when a security's expected return declines, or issuer credit quality deteriorates and to adjust portfolio-level maturity.  Specific weighting and allocation among the various types of fixed income investments will be made on the basis of the Adviser's assessment of the opportunities for income, capital appreciation and capital preservation relative to the risk, as measured by maturity and return volatility.

The Fund's investment adviser, CMG Capital Management Group, Inc. (the "Adviser") manages the fixed income strategy portion of the Fund's portfolio directly and delegates the management of the Fund's tactical long short investment strategy to Scotia Partners, LLC (the "Sub-Adviser").  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  The Adviser and Sub-Adviser may each engage in active and frequent trading to achieve the Fund's investment objective.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

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Credit Risk – Debt issuers may not make interest and principal payments on securities held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition deteriorates.

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Derivatives Risk – The Fund's use of futures involves leverage risk and tracking risk.

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Fixed Income Risk – The value of the Fund's investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund.

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Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

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Leveraging Risk – The Fund's use of leverage through futures will magnify the Fund's gains or losses.

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Management Style Risk – The Adviser's and/or Sub-Adviser's judgments about the potential appreciation of a particular security or derivative in which the Fund invests may prove to be incorrect.  The Adviser's judgments about the investment management skill of the Sub-Adviser may prove to be incorrect.

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Non-Diversification Risk – The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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Portfolio Turnover Risk – Portfolio turnover refers to the rate at which the securities and derivatives held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Short Position Risk – The Fund may invest in short futures positions which will prevent the Fund from participating in market gains.

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Stock Market Risk – Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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Underlying Funds Risk – Mutual funds, closed-end funds and exchange-traded funds (“ETFs”) are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  Each other investment company and ETF is subject to specific risks, depending on the nature of the fund.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund's inception. Returns for Class I shares, which are not presented, will vary from the returns for Class A shares.  The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.cmgmutualfunds.com.

Class A Annual Total Return For Calendar Years Ended December 31

(Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.)

Best Quarter:	1st Quarter 2013	7.36%
Worst Quarter:	3rd Quarter 2013	(13.06)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2014, was (3.92)%.

Performance Table

Average Annual Total Returns

(For period ended December 31, 2013)

	One Year	Since Inception (2/28/2012)
Class A Return before taxes	(0.23)%	(10.39)%
Class A Return after taxes on distributions	(0.23)%	(10.39)%
Class A Return after taxes on distributions and sale of Fund Shares	(0.13)%	(7.83)%
Class I Return before taxes	(6.85)%	(7.11)%*
Barclay Equity Long/ Short Index (reflects no deduction for fees, expenses, or taxes)	13.85%	20.17%

*Inception date for Class I shares was February 28, 2012.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns for Class I shares, which are not shown, will vary from those of Class A shares.

The Barclay Equity Long/Short Index (the “Barclays Index”) is an unmanaged index that tracks the monthly performance of managers that use a directional long short strategy with the objective of not being market neutral. The manager must show the ability to shift from value to growth as well as shifting from small to medium to large cap stocks including the ability to move from a long to short position.

Investment Adviser: CMG Capital Management Group, Inc.

Sub-Adviser: Scotia Partners, LLC.

Investment Adviser Portfolio Manager:  Stephen Blumenthal, Founder and Chief Executive Officer of CMG Capital Management Group Inc., has served the Fund as a portfolio manager since 2012.

Sub-Adviser Portfolio Manager:  Clifford Montgomery, Managing Member, Scotia Partners, LLC, has served the Fund as a portfolio manager since 2012.

Purchase and Sale of Fund Shares:  For Class A shares, the minimum initial investment is $25,000 ($5,000 for retirement accounts) and the minimum subsequent investment is $1,000.  For Class I shares, the minimum initial investment is $100,000 for all accounts and the minimum subsequent investment is $1,000.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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